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                                                                Exhibit 24

                              POWER OF ATTORNEY
                              -----------------


        KNOW ALL MEN BY THESE PRESENTS, That the undersigned directors of Diebold, Incorporated, a corporation organized and existing under the laws of the State of Ohio, do for themselves and not for another, constitute and appoint Warren W. Dettinger, Charee Francis-Vogelsang or Gerald F. Morris, or any one of them, a true and lawful attorney in fact in their names, place and stead, to sign their names to the report on Form 10-K for the year ended December 31, 1996, or to any and all amendments to such reports, and to cause the same to be filed with the Securities and Exchange Commission; it being intended to give and grant unto said attorneys in fact and each of them full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned by themselves could do if personally present. The undersigned directors ratify and confirm all that said attorneys in fact or either of them shall lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the date set opposite their signature.

                              POWER OF ATTORNEY
                              -----------------


        KNOW ALL MEN BY THESE PRESENTS, That the undersigned director of Diebold, Incorporated, a corporation organized and existing under the laws of the State of Ohio, does for himself and not for another, constitute and appoint Warren W. Dettinger, Charee Francis-Vogelsang or Gerald F. Morris, or any one of them, a true and lawful attorney in fact in their names, place and stead, to sign their names to the report on Form 10-K for the year ended December 31, 1996, or to any and all amendments to such report, and to cause the same to be filed with the Securities and Exchange Commission; it being intended to give and grant unto said attorneys in fact and each of them full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned by himself could do if personally present. The undersigned director ratifies and confirms all that said attorneys in fact or either of them shall lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the date set opposite his signature.

Signed in the presence of:             Signature                    Date
                                       ---------                    ----

/s/ Charee Francis-Vogelsang    /s/ Richard L. Crandall             2/19/97
----------------------------    --------------------------         --------
                                Richard L. Crandall

Charee Francis-Vogelsang   /s/ Donald R. Gant                    March 7, 1997
-----------------------   -----------------------------------   -------------
                              Donald R. Gant, Director


Charee Francis-Vogelsang   /s/ Philip B. Lassiter                March 7, 1997
-----------------------   -----------------------------------   -------------
                              Philip B. Lassiter, Director


Charee Francis-Vogelsang   /s/ John N. Lauer                     March 7, 1997
-----------------------   -----------------------------------   -------------
                              John N. Lauer, Director


Charee Francis-Vogelsang   /s/ Gregg A. Searle                   March 7, 1997
-----------------------   -----------------------------------   -------------
                              Gregg A. Searle, Director



Charee Francis-Vogelsang   /s/ William F. Massy                  March 7, 1997
-----------------------   -----------------------------------   -------------
                              William F. Massy, Director